                             ALLOY(TM) ONLINE, INC.

          NUMBER                                                  SHARES
          AO

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
    THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS



THIS CERTIFIES that                                           CUSIP 019855 10 5







is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

------------------------------- ALLOY ONLINE, INC. -----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

                               ALLOY ONLINE, INC.
                                   CORPORATE
                                      SEAL
                                      1996
                                    DELAWARE
                                       *
/s/ Samuel A. Graadess                               /s/ Matthew C. Diamond

        SECRETARY                                   CHIEF EXECUTIVE OFFICER AND
                                                      CHAIRMAN OF THE BOARD
                                                           OF DIRECTORS


COUNTERSIGNED AND REGISTERED:
         AMERICAN STOCK TRANSFER & TRUST COMPANY
                           TRANSFER AGENT AND REGISTRAR
BY


                                   AUTHORIZED SIGNATURE








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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --________________ Custodian _________________
                         (Cust)                    (Minor)

                     under Uniform Gifts to Minors

                     Act________________
                            (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _________________________________


               ________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                       IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.